NASDAQ ISSUER 10b-17 REPORT

Name of Issuer:         BRL Holdings, Inc.

Transfer Agent:         Jersey Transfer & Trust Company
                        201 Bloomfield Avenue
                        Verona, New Jersey 07044

Class of Security:      Common

CUSIP Number:           05565X 10 3


                           I.  DIVIDEND INFORMATION

1. Date of Declaration: October 2, 2002.

2. Amount of Cash/Stock: One share of Advanced Conductor Technologies, Inc., a Delaware corporation ("Advanced Conductor Technologies"), for each share of BRL Holdings, Inc., a Delaware corporation ("BRL"), that was owned on October 4, 2002.

3. Number of Shares Outstanding Immediately Prior to Dividend or Stock or Reverse Split: 27,264,510 (including outstanding and unexercised compensatory options.)

4. Number of Shares Outstanding Immediately Following Dividend or Stock or Reverse Split: 54,529,020 (including outstanding and unexercised compensatory options.)

5. Record Date: October 4, 2002

6. Date of Distribution or Stock or Reverse Split (the "Distribution"):
Subject to the filing and mailing of a Definitive Information Statement and a Form 10SB Registration Statement and/or the filing of an appropriate registration statement; BRL is unable to estimate the present Distribution Date, but will file an amendment to this Form 10b-17 Report when such Distribution Date is known.

7. Indicate Annual Rate of Cash Distribution: N/A.

8. Split:  New Par Value: N/A.

9. In Case of Stock Dividend or Stock or Reverse Split, Method of Settling Fractional Shares: Rounded up to nearest whole share.

10. Explain any conditions which must be met (for example: shareholder approval, government approval, S.E.C. registration, etc.) for this distribution or stock or reverse split to become effective:

All of the common stock of Advanced Conductor Technologies that is owned by BRL shall be deposited with BRL's transfer and registrar agent, Jersey Transfer & Trust Co. ("Jersey Transfer & Trust"), and held by Jersey Transfer & Trust in escrow with a list of stockholders of BRL at the Record Date, subject to Distribution, on satisfaction of the following conditions:

     (i) The prior filing and effectiveness of a Definitive Information Statement and a Form 10SB Registration Statement and/or the filing of an appropriate registration statement covering the securities of Advanced Conductor Technologies that are the subject of the Dividend and the Distribution for delivery to the stockholders of BRL;

     (ii) Compliance with applicable "blue sky" laws, rules and regulations respecting the Dividend and the Distribution, by registration or exemption, in any state in which any stockholder of BRL resides, prior to the Distribution to stockholders residing in any such state; and

     (iii) Consent to the Distribution or waiver of any claim against Advanced Conductor Technologies by any material creditor whose liabilities have not been assumed by Advanced Conductor Technologies, following written notice to these creditors; provided, however, that any failure to object to the Distribution within 30 days from the date of any such notice may be deemed to be a waiver by any such creditor;

                      II.  STOCKHOLDERS RIGHTS OFFERING

1. Record Date of Offering

2. Expiration Date of Offering

3. Basis of Offering

4. Has a Registration Statement for new securities been filed with S.E.C.?

Yes____   No____  If so when?______________________

5. When is registration of new securities expected to become effective with S.E.C. or other governmental agency?______________________


           III.  LISTING ON REGISTERED NATIONAL SECURITIES EXCHANGE


1. Name of Exchange Where Issue to be Listed

2. Effective Date of Listing


                              _______________________________
Date: ________________        Signature of Officer
                              Position ______________________

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